                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intermagnetics General Corporation (the "Company") on Form 10-Q for the year ending August 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael K. Burke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


   /s/ Michael K. Burke
--------------------------
Michael K. Burke
Chief Financial Officer
January 08, 2003